CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 1 Click to edit Master title style Expertise in Aerospace Technologies Expertise in Aerospace Technologies 2019 Q1 Results Presentation Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer May 10, 2019 NYSE American : CVU

2 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 2 Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry, the ability to manage growth and integrate acquired operations and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on April 1 , 2019 available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . Disclosure Statements

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 3 3 Recent Highlights Douglas McCrosso n President & Chief Executive Officer

First Quarter 2019 Highlights

1. Strong start to the year

- Revenue up ~41%
- Gross profit up ~35%
- Net income up ~31%

2. Strong book-to-bill

- Book-to-bill of 2.0
- Consolidated shipping backlog up ~14% to $134 million

3. Executed on strategic priorities

- Completed consolidation of Welding Metallurgy into CPI Aero facility on schedule
- New program starts on plan

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 4

5 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 5 Backlog Consolidated Backlog at 03/31/2019: $452.9 Million Defense Backlog: $384.0 Million, Up 73% since mid - 2014 $ 384.0M $ 68.9M Defense Commercial Defense 84% / Commercial 16% 2Q 2014 – 1Q 2019 $ 85.7M $ 367.2M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Funded 19% / Unfunded 81% $ 68.9M $ 384.0M $ 452.9M $50 $150 $250 $350 $450 Q2'14 Q4' 15 Q2'15 Q4'15 Q2'16 Q4'16 Q2'17 Q4'17 Q2'18 Q4'18 Backlog (Defense/Commercial) Commercial Defense Total Backlog $410.3 M $234.2 M $176.1 M

Driven by Renewed Strength in Defense Budget

Presence on prominent defense programs with strong funding
Defense market focus yielding large, diversified, and growing backlog

Sikorsky UH-60M Fuel Panel & Gunner Windows
$29.2M

Announced: July & September 2017
Contract Period: 2018 – 2022

Lockheed Martin F-35 Lightning II Drive Shaft
$15.8M

Announced: November 2017
Contract Period: 2018 – 2022

NGC Japan E-2D Hawkeye
$25.0 – 30.0M

Announced: Jan. 2016/Feb. 2018
Contract Period: 2016 – 2019

Bell / Textron AH-1Z Viper
$18.6M

Announced: Jan. 2017/March 2018
Contract Period: 2017 – 2021

Raytheon Next Generation Jammer Mid-Band
$170.0M+

Announced: July 2016/August 2018
Contract Period: 2016 – 2030

Unidentified Missile Platform
$ Undisclosed
Announced: October 2018
Contract Period: 2019 – 2020

Unidentified Sikorsky Helicopter
$1.0M (approx.)

Announced: October 2018
Contract Period: 2019 – 2020

NGC E-2D Advanced Hawkeye – Follow On
$47.5M (potential)

Announced: October 2018
Contract Period: 2018 – 2024

Lockheed Martin F-35 Lightning II Lock Assys.
$10.6M

Announced: July 2015/Dec. 2018
Contract Period: 2015 – 2024

Raytheon SEASPRARROW Missile System
$5.0 M

Announced: Legacy WMI
Contract Period: 2018-2019

Lockheed Martin F-16V
$20+ M

Announced: February 2019
Contract Period: 2019-2024

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 7 7 Vincent Palazzolo Chief Financial Officer 1Q 2019 Financial Highlights

8 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 8 Recent Financial Highlights For the Three Months Ended March 31, 2019 2018 (Unaudited) (Unaudited) Revenue $25.6 $18.2 Cost of sales 20.2 14.1 Gross profit 5.4 4.0 Selling, general and administrative expenses 2.8 2.0 Income from operations 2.6 2.0 Income before provision for income taxes 2.1 1.6 Net income 1.7 $1.3 Income per common share – diluted * $0.14 $0.14 *On a higher number of shares: 11,792,818 versus 8,940,385

9 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 9 ($ in Millions, except per share value) Balance Sheet Highlights As of March 31, 2019 Cash and Restricted Cash $2.6 Contract Assets 120.7 Total Debt 29.8 Shareholders’ Equity 95.3 Book Value, per share 8.12 Debit - to - Capital 0.31 Liquidity • $40 million, 3 - year senior debt facility − $10 million term loan − $30 million revolving line - of - credit • Approximately $ 6.3 million available under credit facility as of March 31, 2019

10 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 10 • $98.0M – $102.0M Revenue • $11.0M – $11.3M Pre - tax Income • $3.5M+ Cash Flow from Operations • 20% – 22% Effective Tax Rate 2019 Financial Guidance

11 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 11 Looking Ahead Douglas McCrosso n President & Chief Executive Officer

12 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 12 Bid Pipeline (04/29/19) Virtually all proposals are at the Prime Contractor (12%) or Tier 1 level (85%) Defense Remains Strong and Augmented by New Bizjet Bids Continued Diversification Across Product Categories 88% 12% Defense Commerical 16% 4% 48% 32% Kitting MRO Aerostructures Aerosystems

Near-Term Program Opportunities


AEROSTRUCTURES

- A-10 Wing Replacement Program (WRP)
- Various Black Hawk Components / Structural Repairs
- F-16 Aircraft Structures
- International Light Attack Fixed Wing Aircraft
- Unmanned Aerial Systems
- Business Aircraft Wing Structural Subassemblies


KITTING & SUPPLY
CHAIN MANAGEMENT

- T-38 Trainer Upgrades
- Wet Outer Wing Panel Kits for Japanese E-2D Advanced Hawkeye


AEROSYSTEMS

- Reconnaissance Pods
- Electronic Warfare Pods
- Advanced Antenna System Structural Housing
- Electronic Racks & Step Assemblies
- Door Lock Assemblies
- Missile sub-assemblies
- Infra-red suppression systems


WELDING
METALLURGY
WMI

- SEASPARROW missile control electronics
- Various welded structures on E-2D Advanced Hawkeye, including the aerial refueling probe

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 14 ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 Large and Diversified Backlog Drives Strong Visibility Defense Commercial Potential to collectively generate revenue of $ 452.9* million during the remaining periods of performance Long contract periods of performance provide exceptional revenue visibility beyond 2022 Next Generation Jammer Increment 1 Pod T - 38C Talon Trainer * At 03/31/19 E - 2D Advanced Hawkeye (Multi - Year 2) Sikorsky/Unnamed Helicopter Platform** New Customer/Missile Wing** E175 - E2 HondaJet Phenom 300 F - 35 Locks UH - 60 Black Hawk MH - 53E Sea Dragon F - 35 Drive Shaft S - 92 AH - 1Z Viper F - 16 Gulfstream G650 E - 2D & C - 2A (Multi - Year 1) Japan E - 2D Cessna Citation X+ CH - 148 F - 16V Structural Assemblies

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 15 15 Q&A Session Douglas McCrosso n President & Chief Executive Officer

16 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 16 Thank You CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com